Exhibit 10.24

FIRST AMENDMENT TO

CARE INVESTMENT TRUST INC. EQUITY PLAN

THIS FIRST AMENDMENT TO CARE INVESTMENT TRUST INC. EQUITY PLAN (the “First Amendment”) is entered into as of the 21st day of December, 2011 by Care Investment Trust Inc., a Maryland corporation (the “Company” or “Care”).

WHEREAS, in June of 2007 the Company adopted the Care Investment Trust Inc. Equity Plan (the “Plan”), which provides for the issuance of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on Care’s common stock that may be made by Care to certain persons in accordance with the terms of the Plan.

WHEREAS, at a meeting of the Compensation, Nominating and Governance Committee of the Board of Directors of Care (the “Committee”) held on December 21, 2011, the Committee engaged in a discussion about the definition of “Change In Control” as set forth in the Plan and approved an amendment to the Plan allowing for Change In Control vesting only after true voting control of the Company is acquired by a Person, which should include a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

NOW, THEREFORE, in order to implement the changes to the Plan as approved by the Committee, Care hereby amends the Plan as follows:

1.	Section 2(E)(I), in the definition of “Change in Control” is hereby amended and restated as follows:

“(I) ANY PERSON BECOMES THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF THE COMPANY REPRESENTING FIFTY PERCENT (50%) OR MORE OF THE COMBINED VOTING POWER OF THE COMPANY’S THEN OUTSTANDING SECURITIES;”

2.	Section 2(E)(III)(B), in the definition of “Change in Control” is hereby amended and restated as follows:

“(B) A MERGER OR CONSOLIDATION EFFECTED TO IMPLEMENT A RECAPITALIZATION OF THE COMPANY (OR SIMILAR TRANSACTION) IN WHICH NO PERSON IS OR BECOMES THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF THE COMPANY REPRESENTING FIFTY (50%) OR MORE OF THE COMBINED VOTING POWER OF THE COMPANY’S THEN OUTSTANDING SECURITIES; OR”

3.	Section 2(R), the definition of “Person” is hereby amended by adding the following sentence at the end of such definition:

“NOTWITHSTANDING ANY OTHER PROVISION OF THIS PLAN TO THE CONTRARY, THE TERM “PERSON” SHALL INCLUDE ANY “GROUP” AS DEFINED IN SECTION 13(D)(3) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED FROM TIME TO TIME, AND THE RULES AND REGULATIONS PROMULGAGED THEREUNDER.”

All other provisions of the Equity Plan, as amended by the foregoing, shall remain in full force and effect notwithstanding the execution and delivery of this First Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Equity plan as of the day and year first above written.

CARE INVESTMENT TRUST INC.

By:	/s/ Salvatore (Torey) V. Riso, Jr.
Name:	Salvatore (Torey) V. Riso, Jr.
Title:	President and Chief Executive Officer

Signature Page to First Amendment to Care Investment Trust Inc. Equity Plan

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